Fair Values of Financial Instruments	12 Months Ended
Dec. 31, 2021
Fair Values of Financial Instruments [Abstract]
FAIR VALUES OF FINANCIAL INSTRUMENTS
28	FAIR VALUES OF FINANCIAL INSTRUMENTS

Financial instruments comprise financial assets and financial liabilities.

Financial assets consist of cash and cash equivalents, trade receivables, contract assets and amount due from related party. Financial liabilities consist of trade payables, lease liability, overdrafts, convertibles notes, working capital loans and amount due to related party.

The fair values of financial instruments are not materially different from their carrying values, other than financial liabilities at fair value through profit or loss which is disclosed in note 24 to the consolidated financial statements.